UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2005 (June 23, 2005)

HEALTHCARE REALTY TRUST INCORPORATED

(Exact Name of Registrant as Specified in Charter)

MARYLAND	1-11852	62-1507028

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3310 West End Ave. Suite 700 Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)

(615) 269-8175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions

     Healthcare Realty Trust Incorporated is currently unable to file a fully compliant 10-K for the year ended December 31, 2004 or 10-Q for the quarter ended March 31, 2005 due to the delay in obtaining audited financial statements for the year ended December 31, 2004, which also prevents Company management from making the certifications required by the Sarbanes-Oxley Act of 2002. The unaudited and unreviewed financial statements of the Company for the years ended December 31, 2004 and 2003 and 2002, as restated, are furnished as Exhibit 99.1 to this Form 8-K. The unaudited and unreviewed financial statements of the Company for the period ended March 31, 2005 are furnished as Exhibit 99.2 to this Form 8-K.

     While the Company believes that the furnished financial statements have been prepared in accordance with GAAP, it can give no assurances that all other adjustments are final and that all other adjustments necessary to present the financial information in accordance with GAAP have been identified. No independent auditors have expressed any opinion or any other form of assistance for such information or its accuracy. For these reasons, the financial information furnished in the report attached hereto may not be indicative of the Company’s financial condition or operating results.

     On Friday, June 24, 2005, at 11:00 am EDT, Healthcare Realty Trust will hold a conference call to discuss earnings results, general operations of the Company and industry trends. Simultaneously with the conference call, a “webcast” of the call will be available to interested parties via an Internet link at www.healthcarerealty.com (http://www.healthcarerealty.com) under the “Shareholder Information” Section. The “webcast” will be available for fourteen days following the day of the call at the same Internet site address.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     Because the Company has not yet completed its 2004 financial statements or filed its Annual Report on Form 10-K for the year ended December 31, 2004, the Company is not in compliance with the New York Stock Exchange’s (“NYSE”) rule 203.1, which requires a listed company, such as the Company, to distribute its annual report to its shareholders not later than 120 days after the close of each fiscal year. The Company expects to be able to file its annual report on Form 10-K within the nine-month grace period allowed by the NYSE.

Item 7.01 Regulation FD Disclosure

     Healthcare Realty Trust is furnishing its Supplemental Data Report dated June 23, 2005, which is also contained on its website (www.healthcarerealty.com). See Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Unaudited and Unreviewed Financial Statements of the Company for the years ended December 31, 2004 and 2003 and 2002, as restated, and information relating to the business and operations of the Company.

Exhibit 99.2	Unaudited and Unreviewed Financial Statements of the Company for the period ended March 31, 2005 and information relating to the business and operations of the Company.

Exhibit 99.3	Supplemental Data Report, dated June 23, 2005, for the three months ended March 31, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED
By:	/s/ Scott W. Holmes
Scott W. Holmes
Senior Vice President and Chief Financial Officer

Date: June 23, 2005

Exhibit No.	Description

99.1	Unaudited and Unreviewed Financial Statements of the Company for the years ended December 31, 2004 and 2003 and 2002, as restated, and information relating to the business and operations of the Company.

99.2	Unaudited and Unreviewed Financial Statements of the Company for the period ended March 31, 2005 and information relating to the business and operations of the Company.

99.3	Supplemental Data Report, dated June 23, 2005, for the three months ended March 31, 2005.